Exhibit 99.10(a)


                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of December 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-17XS (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 (the "Initial Agreement"), as supplemented by the Amended and Restated Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of April 17, 2006, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1. Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

      MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3. Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      (e) The Company hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

         Wells Fargo Bank, National Association
         ABA Number: 121-000-248
         Account Name:  Corporate Trust Clearing
         Account number:  3970771416
         For further credit to:  50973800, MSM 2006-17XS

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

         Wells Fargo Bank, National Association
         9062 Old Annapolis Road
         Columbia, Maryland 21045
         Attention: Client Manager, MSM 2006-17XS
         Telecopier: (410) 715-2380

      5. Amendments to the Initial Agreement

      The parties to this Assignment hereby agree to amend the Initial Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

            (b) The definition of "Remittance Date" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

            (c) The definition of "Servicing Fee" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

            (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

            (e) Subsection 3.02(d) of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"

            (f) The following paragraphs are hereby incorporated into the Initial Agreement at the end of Section 4.13:

      "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

      Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (g) The second paragraph of Section 5.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

            (h) The first paragraph of Section 5.02 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

            (i) The first paragraph of Section 5.03 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance
Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01,
(b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of (a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

            (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(ix):

      "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) The following paragraph is hereby incorporated into the Initial Agreement as new Section 11.19:

      "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (l) Section 6.04 and Section 6.05 are hereby deleted from the Initial Agreement, it being understood that they are superseded by
            Section 2.04 and Section 2.05, respectively, of the Reg AB
            Addendum.

            (m) The second sentence in Section 8.01 of the Initial Agreement is hereby replaced by the following:

      "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

            (n) Exhibit J to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

      6. Amendments to the Reg AB Addendum

            (a) Section 2.03(h) of the Reg AB Addendum is amended to also require that written notice provided pursuant to Section 2.03(f) shall be given in the form of Exhibit C.

            (b) The phrase "March 1, but in no event later than" is hereby deleted from the first line of each of Section 2.04 and Section
            2.05 of the Reg AB Addendum.

            (c) Section 2.06(b) of the Reg AB Addendum is amended as follows:

                  1. The first paragraph of Section 2.06(b) is amended to insert the phrase ", the Master Servicer, if any" after each occurrence of the phrase "the Purchaser".

                  2. The last sentence of the second paragraph of Section 2.06(b) is amended to insert the phrase "and the other certifications" after the phrase "any assessment of compliance and attestation".

            (d) Section 2.07(a) of the Reg AB Addendum is amended as follows:

                  1. The phrase "including but not limited to any Master Servicer" is inserted before the phrase "responsible for the preparation,".

                  2. The clause ", affiliates" is inserted before the words "and agents of each of the foregoing".

            (e) Section 2.07(b)(ii) of the Reg AB Addendum is amended to delete the phrase "which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered".

            (f) Exhibit B to the Reg AB Addendum is replaced by Exhibit III hereto.

            (g) Exhibit C to the Reg AB Addendum is replaced by Exhibit IV hereto.

      7. Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      8. Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9. Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

           In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-17XS


           With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

           In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-17XS

           In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-17XS

           In the case of Wachovia and the Servicer:

                  Wachovia Mortgage Corporation
                  901 South Tryon Street
                  Charlotte, North Carolina  28202
                  Attention:  Kendal Leeson

           With a copy to:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina  27607
                  Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      10. Ratification

      Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11. Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12. Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                                MORGAN STANLEY MORTGAGE
                                                CAPITAL INC.


                                                By: /s/ VALERIE KAY
                                                    ----------------------------
                                                    Name: VALERIE KAY
                                                    Title: VICE PRESIDENT


                                                MORGAN STANLEY CAPITAL I INC.


                                                By: /s/ VALERIE KAY
                                                    ----------------------------
                                                    Name: VALERIE KAY
                                                    Title: VICE PRESIDENT


                                                WACHOVIA MORTGAGE CORPORATION


                                                By: /s/ KENDAL A. LEESON
                                                    ----------------------------
                                                    Name: KENDAL A. LEESON
                                                    Title: VP




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ PATRICIA RUSSO
    -------------------------------------
    Name: PATRICIA RUSSO
    Title: VICE PRESIDENT

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-17XS


By: /s/ SUSAN L. FELD
    ------------------------------------
Name: SUSAN L. FELD
Title: ASSISTANT VICE PRESIDENT

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting


------------------------------------------------------------------------------------------------------------------------
                                                                                                  Format
Column/Header Name               Description                                           Decimal    Comment
------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer.  This may be different than the
                                LOAN_NBR
------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the
                                originator.
------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of loans
                                in their system.
------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due                  MM/DD/YYYY
                                to the servicer at the end of processing cycle,
                                as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was
                                filed.
------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the
                                bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has                      MM/DD/YYYY
                                been approved by the courts
------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                                 MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By                      MM/DD/YYYY
                                The Servicer
------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A
                                Loan Such As;
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled                   MM/DD/YYYY
                                To End/Close
------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                          MM/DD/YYYY
                                Completed
------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer                   MM/DD/YYYY
                                with instructions to begin foreclosure
                                proceedings.
------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue                      MM/DD/YYYY
                                Foreclosure
------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a                     MM/DD/YYYY
                                Foreclosure Action
------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected                  MM/DD/YYYY
                                to occur.
------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the                        2    No commas(,)
                                foreclosure sale.                                                 or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the                   MM/DD/YYYY
                                borrower.
------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of                    MM/DD/YYYY
                                the property from the borrower.
------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is marketed.              2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                           MM/DD/YYYY
                                particular price.
------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO                      2    No commas(,)
                                property.                                                         or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by                   MM/DD/YYYY
                                the Servicer.
------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                          MM/DD/YYYY
                                scheduled to close.
------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the
                                property.
------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based              2
                                on brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if                    2
                                repairs are completed pursuant to a broker's
                                price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to
                                stop paying on a loan. Code indicates the
                                reason why the loan is in default for this
                                cycle.
------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With                      MM/DD/YYYY
                                Mortgage Insurance Company.
------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                          No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed                         MM/DD/YYYY
                                Claim Payment
------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On                    2    No commas(,)
                                Claim                                                             or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                          MM/DD/YYYY
                                Company
------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance                    2    No commas(,)
                                Company                                                           or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                          MM/DD/YYYY
                                Issued By The Pool Insurer
------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance                       2    No commas(,)
                                Company                                                           or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                            2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                             2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed                           2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE         Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                             2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans                        MM/DD/YYYY
                                Admin
------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim                          MM/DD/YYYY
                                Payment
------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                     2    No commas(,)
                                                                                                  or dollar signs
                                                                                                  ($)
------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o     ASUM-Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu
      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o     Damaged
      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                   ------------- ------------------------------------------
                   Delinquency
                   Code          Delinquency Description
                   ------------- ------------------------------------------
                   001           FNMA-Death of principal mortgagor
                   ------------- ------------------------------------------
                   002           FNMA-Illness of principal mortgagor
                   ------------- ------------------------------------------
                   003           FNMA-Illness of mortgagor's family member
                   ------------- ------------------------------------------
                   004           FNMA-Death of mortgagor's family member
                   ------------- ------------------------------------------
                   005           FNMA-Marital difficulties
                   ------------- ------------------------------------------
                   006           FNMA-Curtailment of income
                   ------------- ------------------------------------------
                   007           FNMA-Excessive Obligation
                   ------------- ------------------------------------------
                   008           FNMA-Abandonment of property
                   ------------- ------------------------------------------

                   ------------- ------------------------------------------
                   009           FNMA-Distant employee transfer
                   ------------- ------------------------------------------
                   011           FNMA-Property problem
                   ------------- ------------------------------------------
                   012           FNMA-Inability to sell property
                   ------------- ------------------------------------------
                   013           FNMA-Inability to rent property
                   ------------- ------------------------------------------
                   014           FNMA-Military Service
                   ------------- ------------------------------------------
                   015           FNMA-Other
                   ------------- ------------------------------------------
                   016           FNMA-Unemployment
                   ------------- ------------------------------------------
                   017           FNMA-Business failure
                   ------------- ------------------------------------------
                   019           FNMA-Casualty loss
                   ------------- ------------------------------------------
                   022           FNMA-Energy environment costs
                   ------------- ------------------------------------------
                   023           FNMA-Servicing problems
                   ------------- ------------------------------------------
                   026           FNMA-Payment adjustment
                   ------------- ------------------------------------------
                   027           FNMA-Payment dispute
                   ------------- ------------------------------------------
                   029           FNMA-Transfer of ownership pending
                   ------------- ------------------------------------------
                   030           FNMA-Fraud
                   ------------- ------------------------------------------
                   031           FNMA-Unable to contact borrower
                   ------------- ------------------------------------------
                   INC           FNMA-Incarceration
                   ------------- ------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

                    ---------- --------------------------------------------
                    Status
                    Code       Status Description
                    ---------- --------------------------------------------
                    09         Forbearance
                    ---------- --------------------------------------------
                    17         Pre-foreclosure Sale Closing Plan Accepted
                    ---------- --------------------------------------------
                    24         Government Seizure
                    ---------- --------------------------------------------
                    26         Refinance
                    ---------- --------------------------------------------
                    27         Assumption
                    ---------- --------------------------------------------
                    28         Modification
                    ---------- --------------------------------------------
                    29         Charge-Off
                    ---------- --------------------------------------------
                    30         Third Party Sale
                    ---------- --------------------------------------------
                    31         Probate
                    ---------- --------------------------------------------
                    32         Military Indulgence
                    ---------- --------------------------------------------
                    43         Foreclosure Started
                    ---------- --------------------------------------------
                    44         Deed-in-Lieu Started
                    ---------- --------------------------------------------
                    49         Assignment Completed
                    ---------- --------------------------------------------
                    61         Second Lien Considerations
                    ---------- --------------------------------------------
                    62         Veteran's Affairs-No Bid
                    ---------- --------------------------------------------
                    63         Veteran's Affairs-Refund
                    ---------- --------------------------------------------
                    64         Veteran's Affairs-Buydown
                    ---------- --------------------------------------------
                    65         Chapter 7 Bankruptcy
                    ---------- --------------------------------------------
                    66         Chapter 11 Bankruptcy
                    ---------- --------------------------------------------
                    67         Chapter 13 Bankruptcy
                    ---------- --------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


---------------------- ------------------------------------------ -------------- -------------------------- ----------
Column Name            Description                                      Decimal  Format Comment              Max Size
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SER_INVESTOR_NBR       A value assigned by the Servicer to                       Text up to 10 digits              20
                       define a group of loans.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
LOAN_NBR               A unique identifier assigned to each                      Text up to 10 digits              10
                       loan by the investor.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERVICER_LOAN_NBR      A unique number assigned to a loan                        Text up to 10 digits              10
                       by the Servicer.  This may be
                       different than the LOAN_NBR.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
BORROWER_NAME          The borrower name as received in                          Maximum length of 30              30
                       the file.  It is not separated by first                   (Last, First)
                       and last name.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SCHED_PAY_AMT          Scheduled monthly principal and                        2  No commas(,)                      11
                       scheduled interest payment that a                         or dollar signs ($)
                       borrower is expected to pay, P&I
                       constant.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
NOTE_INT_RATE          The loan interest rate as reported by                  4  Max length of 6                    6
                       the Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
NET_INT_RATE           The loan gross interest rate less the                  4  Max length of 6                    6
                       service fee rate as reported by the
                       Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_FEE_RATE          The servicer's fee rate for a loan as                  4  Max length of 6                    6
                       reported by the Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_FEE_AMT           The servicer's fee amount for a loan                   2  No commas(,)                      11
                       as reported by the Servicer.                              or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
NEW_PAY_AMT            The new loan payment amount as                         2  No commas(,)                      11
                       reported by the Servicer.                                 or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
NEW_LOAN_RATE          The new loan rate as reported by the                   4  Max length of 6                    6
                       Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
ARM_INDEX_RATE         The index the Servicer is using to                     4  Max length of 6                    6
                       calculate a forecasted rate.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
ACTL_BEG_PRIN_BAL      The borrower's actual principal                        2  No commas(,)                      11
                       balance at the beginning of the                           or dollar signs ($)
                       processing cycle.
---------------------- ------------------------------------------ -------------- -------------------------- ----------




---------------------- ------------------------------------------ -------------- -------------------------- ----------
ACTL_END_PRIN_BAL      The borrower's actual principal                        2  No commas(,)                      11
                       balance at the end of the processing                      or dollar signs ($)
                       cycle.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
BORR_NEXT_PAY_         The date at the end of processing                         MM/DD/YYYY                        10
DUE_DATE               cycle that the borrower's next payment
                       is due to the Servicer, as reported by
                       Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_AMT_1        The first curtailment amount to be                     2  No commas(,)                      11
                       applied.                                                  or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_DATE_1       The curtailment date associated with                      MM/DD/YYYY                        10
                       the first curtailment amount.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
CURT_ADJ_ AMT_1        The curtailment interest on the first                  2  No commas(,)                      11
                       curtailment amount, if applicable.                        or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_AMT_2        The second curtailment amount to be                    2  No commas(,)                      11
                       applied.                                                  or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_DATE_2       The curtailment date associated with                      MM/DD/YYYY                        10
                       the second curtailment amount.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
CURT_ADJ_ AMT_2        The curtailment interest on the second                 2  No commas(,)                      11
                       curtailment amount, if applicable.                        or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_AMT_3        The third curtailment amount to be                     2  No commas(,)                      11
                       applied.                                                  or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SERV_CURT_DATE_3       The curtailment date associated with                      MM/DD/YYYY                        10
                       the third curtailment amount.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
CURT_ADJ_AMT_3         The curtailment interest on the third                  2  No commas(,)                      11
                       curtailment amount, if applicable.                        or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
PIF_AMT                The loan "paid in full" amount as                      2  No commas(,)                      11
                       reported by the Servicer.                                 or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
PIF_DATE               The paid in full date as reported by the                  MM/DD/YYYY                        10
                       Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
ACTION_CODE            The standard FNMA numeric                                 Action Code Key:                   2
                       code used to indicate the                                 15=Bankruptcy,
                       default/delinquent status of                              30=Foreclosure, , 60=PIF,
                       a particular loan.                                        63=Substitution,
                                                                                 65=Repurchase,70=REO
---------------------- ------------------------------------------ -------------- -------------------------- ----------
INT_ADJ_AMT            The amount of the interest adjustment                  2  No commas(,)                      11
                       as reported by the Servicer.                              or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SOLDIER_SAILOR_        The Soldier and Sailor Adjustment                      2  No commas(,)                      11
ADJ_AMT                amount, if applicable.                                    or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------




---------------------- ------------------------------------------ -------------- -------------------------- ----------
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if                    2  No commas(,)                      11
                       applicable.                                               or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
LOAN_LOSS_AMT          The amount the Servicer is passing as                  2  No commas(,)                      11
                       a loss, if applicable.                                    or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal                    2  No commas(,)                      11
                       amount due at the beginning of the                        or dollar signs ($)
                       cycle date to be passed through to
                       investors.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SCHED_END_PRIN_BAL     The scheduled principal balance due                    2  No commas(,)                      11
                       to investors at the end of a processing                   or dollar signs ($)
                       cycle.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SCHED_PRIN_AMT         The scheduled principal amount as                      2  No commas(,)                      11
                       reported by the Servicer for the                          or dollar signs ($)
                       current cycle -- only applicable for
                       Scheduled/Scheduled Loans.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
SCHED_NET_INT          The scheduled gross interest amount                    2  No commas(,)                      11
                       less the service fee amount for the                       or dollar signs ($)
                       current cycle as reported by the
                       Servicer -- only applicable for
                       Scheduled/Scheduled Loans.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
ACTL_PRIN_AMT          The actual principal amount collected                  2  No commas(,)                      11
                       by the Servicer for the current                           or dollar signs ($)
                       reporting cycle -- only applicable for
                       Actual/Actual Loans.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
ACTL_NET_INT           The actual gross interest amount less                  2  No commas(,)                      11
                       the service fee amount for the current                    or dollar signs ($)
                       reporting cycle as reported by the
                       Servicer -- only applicable for
                       Actual/Actual Loans.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
PREPAY_PENALTY_ AMT    The penalty amount received when a                     2  No commas(,)                      11
                       borrower prepays on his loan as                           or dollar signs ($)
                       reported by the Servicer.
---------------------- ------------------------------------------ -------------- -------------------------- ----------
PREPAY_PENALTY_        The prepayment penalty amount for                      2  No commas(,)                      11
WAIVED                 the loan waived by the servicer.                          or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------

---------------------- ------------------------------------------ -------------- -------------------------- ----------
MOD_DATE               The Effective Payment Date of the                         MM/DD/YYYY                        10
                       Modification for the loan.
---------------------- ------------------------------------------ -------------- -------------------------- ----------




---------------------- ------------------------------------------ -------------- -------------------------- ----------
MOD_TYPE               The Modification Type.                                    Varchar - value can be            30
                                                                                 alpha or numeric
---------------------- ------------------------------------------ -------------- -------------------------- ----------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and                  2  No commas(,)                      11
                       interest advances made by Servicer.                       or dollar signs ($)
---------------------- ------------------------------------------ -------------- -------------------------- ----------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      (h)

      (i) The numbers on the 332 form correspond with the numbers listed below.

            Liquidation and Acquisition Expenses:

            1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            4-12. Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  * REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                  * Unusual or extraordinary items may require further documentation.

            13.   The total of lines 1 through 12. (j) Credits:

            14-21. Complete as applicable. Required documentation:

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

                  * Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form 22. The total of lines 14 through 21.

           Please Note: For HUD/VA loans, use line (18a) for Part
                        A/Initial proceeds and line (18b) for Part
                        B/Supplemental proceeds.

           Total Realized Loss (or Amount of Any Gain)

            23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332


           Prepared by:  __________________                             Date:  _______________
           Phone:  ______________________   Email Address:_____________________


----------------------------------------    ---------------------------------------------    -------------------------------------
Servicer Loan No.                           Servicer Name                                    Servicer Address


----------------------------------------    ---------------------------------------------    -------------------------------------

           WELLS FARGO BANK, N.A. Loan No._____________________________

           Borrower's Name: _________________________________________________________
           Property Address: _________________________________________________________

           Liquidation Type:  REO Sale               3rd Party Sale                Short Sale   Charge Off

           Was this loan granted a Bankruptcy deficiency or cramdown               Yes           No
           If "Yes", provide deficiency or cramdown amount _______________________________

           Liquidation and Acquisition Expenses:
          (1)   Actual Unpaid Principal Balance of Mortgage Loan                   $ ______________    (1)
           (2)  Interest accrued at Net Rate                                                  ________________    (2)
           (3)  Accrued Servicing Fees                                              ________________   (3)
           (4)  Attorney's Fees                                                     ________________   (4)
           (5)  Taxes (see page 2)                                                            ________________    (5)
           (6)  Property Maintenance                                                         ________________     (6)
           (7)  MI/Hazard Insurance Premiums (see page 2)                           ________________   (7)
           (8)  Utility Expenses                                                              ________________    (8)
           (9)  Appraisal/BPO                                                       ________________   (9)
           (10) Property Inspections                                                          ________________    (10)
           (11) FC Costs/Other Legal Expenses                                       ________________   (11)
           (12) Other (itemize)                                                     ________________   (12)
                     Cash for Keys__________________________             ________________    (12)
                     HOA/Condo Fees_______________________               ________________    (12)
                     ______________________________________              ________________    (12)

                     Total Expenses                                                          $ _______________    (13)
           Credits:
           (14) Escrow Balance                                                     $ _______________   (14)
           (15) HIP Refund                                                                   ________________     (15)
           (16) Rental Receipts                                                    ________________    (16)
           (17) Hazard Loss Proceeds                                                         ________________     (17)
           (18) Primary Mortgage Insurance / Gov't Insurance                       ________________    (18a)
           HUD Part A




                                                                                             ________________      (18b) HUD Part
           B
           (19) Pool Insurance Proceeds                                            ________________    (19)
           (20) Proceeds from Sale of Acquired Property                            ________________    (20)
           (21) Other (itemize)                                                    ________________    (21)
                _________________________________________               ________________     (21)

                Total Credits                                                      $________________   (22)
           Total Realized Loss (or Amount of Gain)                      $________________    (23)

Escrow Disbursement Detail


------------- --------- ----------- ------- ---------- ----------- -------------
Type          Date      Period of   Total   Base
(Tax /Ins.)   Paid      Coverage    Paid    Amount     Penalties   Interest
------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------

------------- --------- ----------- ------- ---------- ----------- -------------


                                                             EXHIBIT III

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                   Servicing
                                                          Servicing Criteria                                        Criteria
----------------------------------------------------------------------------------------------------------------------------
Reference                                                     Criteria
----------------------------------------------------------------------------------------------------------------------------
                                                  General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------------
                          Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the
1122(d)(1)(i)             transaction agreements.                                                                          X
----------------------------------------------------------------------------------------------------------------------------
                          If any material servicing activities are outsourced
                          to third parties, policies and procedures are
                          instituted to monitor the third party's
1122(d)(1)(ii)            performance and compliance with such servicing activities.                                       X
----------------------------------------------------------------------------------------------------------------------------
                          Any requirements in the transaction agreements to maintain a back-
1122(d)(1)(iii)           up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------------
                          A fidelity bond and errors and omissions policy is
                          in effect on the party participating in the
                          servicing function throughout the reporting period
                          in the amount of coverage required by and otherwise
1122(d)(1)(iv)            in  accordance with the terms of the transaction agreements.                                     X
----------------------------------------------------------------------------------------------------------------------------
                          Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------------
                          Payments on mortgage loans are deposited into the
                          appropriate custodial bank accounts and related bank
                          clearing accounts no more than two business days
                          following receipt, or such other number of
1122(d)(2)(i)             days specified in the transaction agreements.                                                    X
----------------------------------------------------------------------------------------------------------------------------
                          Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)            an investor are made only by authorized personnel.                                               X
----------------------------------------------------------------------------------------------------------------------------
                          Advances of funds or guarantees regarding
                          collections, cash flows or distributions, and any
                          interest or other fees charged for such advances,
                          are made, reviewed and approved as specified in the
1122(d)(2)(iii)           transaction agreements.                                                                          X
----------------------------------------------------------------------------------------------------------------------------
                          The related accounts for the transaction, such as
                          cash reserve accounts or accounts established as a
                          form of overcollateralization, are separately
                          maintained (e.g., with respect to commingling of
1122(d)(2)(iv)            cash) as set forth in the transaction agreements.                                                X
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                   Servicing
                                                          Servicing Criteria                                        Criteria
----------------------------------------------------------------------------------------------------------------------------
Reference                                                     Criteria
----------------------------------------------------------------------------------------------------------------------------
                          Each custodial account is maintained at a federally
                          insured depository institution as set forth in the
                          transaction agreements. For purposes of this
                          criterion, "federally insured depository
                          institution" with respect to a foreign financial
                          institution means a foreign financial institution
                          that meets the requirements of Rule 13k-1 (b)(1)
1122(d)(2)(v)             of the Securities Exchange Act.                                                                  X
----------------------------------------------------------------------------------------------------------------------------
                          Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)            access.                                                                                          X
----------------------------------------------------------------------------------------------------------------------------
                          Reconciliations are prepared on a monthly basis for
                          all asset-backed securities related bank accounts,
                          including custodial accounts and related bank
                          clearing accounts. These reconciliations are (A)
                          mathematically accurate; (B) prepared within 30
                          calendar days after the bank statement cutoff date,
                          or such other number of days specified in the
                          transaction agreements; (C) reviewed and approved by
                          someone other than the person who prepared the
                          reconciliation; and (D) contain explanations for
                          reconciling items. These reconciling items are
                          resolved within 90 calendar days of their original
                          identification, or such other number of days
1122(d)(2)(vii)           specified in the transaction agreements.                                                         X
----------------------------------------------------------------------------------------------------------------------------
                          Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------------
                          Reports to investors, including those to be filed
                          with the Commission, are maintained in accordance
                          with the transaction agreements and applicable
                          Commission requirements. Specifically, such reports
                          (A) are prepared in accordance with timeframes and
                          other terms set forth in the transaction agreements;
                          (B) provide information calculated in accordance
                          with the terms specified in the transaction
                          agreements; (C) are filed with the Commission as
                          required by its rules and regulations; and (D) agree
                          with investors' or the trustee's records as to the
                          total unpaid principal balance and
1122(d)(3)(i)             number of mortgage loans serviced by the Servicer.                                               X
----------------------------------------------------------------------------------------------------------------------------
                          Amounts due to investors are allocated and remitted
                          in accordance with timeframes, distribution priority
1122(d)(3)(ii)            and other terms set forth in the transaction agreements.                                         X
----------------------------------------------------------------------------------------------------------------------------
                          Disbursements made to an investor are posted within
                          two business days to the Servicer's investor
                          records, or such other number of days
1122(d)(3)(iii)           specified in the transaction agreements.                                                         X
----------------------------------------------------------------------------------------------------------------------------
                          Amounts remitted to investors per the investor
                          reports agree with cancelled checks, or other form
1122(d)(3)(iv)            of payment, or custodial bank statements.                                                        X
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                   Servicing
                                                          Servicing Criteria                                        Criteria
----------------------------------------------------------------------------------------------------------------------------
Reference                                                     Criteria
----------------------------------------------------------------------------------------------------------------------------
                                                    Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------------
                          Collateral or security on mortgage loans is maintained as required by
1122(d)(4)(i)             the transaction agreements or related mortgage loan documents.                                   X
----------------------------------------------------------------------------------------------------------------------------
                          Mortgage loan and related documents are safeguarded as required by
1122(d)(4)(ii)            the transaction agreements                                                                       X
----------------------------------------------------------------------------------------------------------------------------
                          Any additions, removals or substitutions to the
                          asset pool are made, reviewed and approved in
                          accordance with any conditions or
1122(d)(4)(iii)           requirements in the transaction agreements.                                                      X
----------------------------------------------------------------------------------------------------------------------------
                          Payments on mortgage loans, including any payoffs,
                          made in accordance with the related mortgage loan
                          documents are posted to the Servicer's obligor
                          records maintained no more than two business days
                          after receipt, or such other number of days
                          specified in the transaction agreements, and
                          allocated to principal, interest or other items
                          (e.g., escrow) in accordance with the related
1122(d)(4)(iv)            mortgage loan documents.                                                                         X
----------------------------------------------------------------------------------------------------------------------------
                          The Servicer's records regarding the mortgage loans agree with the
1122(d)(4)(v)             Servicer's records with respect to an obligor's unpaid principal
                          balance.                                                                                         X
----------------------------------------------------------------------------------------------------------------------------
                          Changes with respect to the terms or status of an
                          obligor's mortgage loans (e.g., loan modifications
                          or re-agings) are made, reviewed and approved by
                          authorized personnel in accordance with the
1122(d)(4)(vi)            transaction agreements and related pool asset documents.                                         X
----------------------------------------------------------------------------------------------------------------------------
                          Loss mitigation or recovery actions (e.g.,
                          forbearance plans, modifications and deeds in lieu
                          of foreclosure, foreclosures and repossessions, as
                          applicable) are initiated, conducted and concluded
                          in accordance with the timeframes or other
1122(d)(4)(vii)           requirements established by the transaction agreements.                                          X
----------------------------------------------------------------------------------------------------------------------------
                          Records documenting collection efforts are
                          maintained during the period a mortgage loan is
                          delinquent in accordance with the transaction
                          agreements. Such records are maintained on at least
                          a monthly basis, or such other period specified in
                          the transaction agreements, and describe the
                          entity's activities in monitoring delinquent
                          mortgage loans including, for example, phone calls,
                          letters and payment rescheduling plans in cases
                          where delinquency is
1122(d)(4)(viii)          deemed temporary (e.g., illness or unemployment).                                                X
----------------------------------------------------------------------------------------------------------------------------
                          Adjustments to interest rates or rates of return for
                          mortgage loans with variable rates are computed
                          based on the related mortgage loan
1122(d)(4)(ix)            documents.                                                                                       X
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                   Servicing
                                                          Servicing Criteria                                        Criteria
----------------------------------------------------------------------------------------------------------------------------
Reference                                                     Criteria
----------------------------------------------------------------------------------------------------------------------------
                          Regarding any funds held in trust for an obligor
                          (such as escrow accounts): (A) such funds are
                          analyzed, in accordance with the obligor's mortgage
                          loan documents, on at least an annual basis, or such
                          other period specified in the transaction
                          agreements; (B) interest on such funds is paid, or
                          credited, to obligors in accordance with applicable
                          mortgage loan documents and state laws; and (C) such
                          funds are returned to the obligor within 30 calendar
                          days of full repayment of the related mortgage
                          loans, or such other number of
1122(d)(4)(x)             days specified in the transaction agreements.                                                    X
----------------------------------------------------------------------------------------------------------------------------
                          Payments made on behalf of an obligor (such as tax
                          or insurance payments) are made on or before the
                          related penalty or expiration dates, as indicated on
                          the appropriate bills or notices for such payments,
                          provided that such support has been received by the
                          servicer at least 30 calendar days prior to these
                          dates, or such other number of days specified in the
1122(d)(4)(xi)            transaction agreements.                                                                          X
----------------------------------------------------------------------------------------------------------------------------
                          Any late payment penalties in connection with any
                          payment to be made on behalf of an obligor are paid
                          from the servicer's funds and not charged to the
                          obligor, unless the late payment was due to the
1122(d)(4)(xii)           obligor's error or omission.                                                                     X
----------------------------------------------------------------------------------------------------------------------------
                          Disbursements made on behalf of an obligor are
                          posted within two business days to the obligor's
                          records maintained by the servicer, or
1122(d)(4)(xiii)          such other number of days specified in the transaction agreements.                               X
----------------------------------------------------------------------------------------------------------------------------
                          Delinquencies, charge-offs and uncollectible accounts are recognized
1122(d)(4)(xiv)           and recorded in accordance with the transaction agreements.                                      X
----------------------------------------------------------------------------------------------------------------------------
                          Any external enhancement or other support, identified in Item
1122(d)(4)(xv)            1114(a)(1) through (3) or Item 1115 of Regulation
                          AB, is maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------

                                           [WACHOVIA MORTGAGE CORPORATION]
                                           [NAME OF SUBSERVICER]


                                           Date: ______________________________



                                           By: ________________________________
                                               Name:
                                               Title:

                                  EXHIBIT IV

                      Additional Disclosure Notification


Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM [deal number] - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [2.03(d)][2.03(e)][2.03(f)] of the Regulation AB Compliance Addendum, dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date] among Morgan Stanley Capital I Inc., as Depositor, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY]

as [role]


By: _______________________

    Name:

    Title: